1 CORPORATE PRESENTATION January 2023 Exhibit 99.1

2 Zentalis Pharmaceuticals, Inc. (“we,” “us,” “our,” “Zentalis” or the “Company”) cautions that this presentation (including oral commentary that accompanies this presentation) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding potential for our product candidates to be first-in-class and/or best-in-class; potential for accelerated approval paths; potential for our product candidates to be developed as monotherapies and in combination; potential for azenosertib (ZN-c3) to address large populations with significant unmet need; our development approach for our product candidates, including azenosertib (ZN-c3) and ZN-d5; plans for and potential benefits of dose optimization, and the anticipated timing of updates on dosing optimization, including timing of declaring a monotherapy RP2D for azenosertib; timing of providing updates on azenosertib program timelines and potential paths to registration; timing of preclinical and clinical program updates; the potential unmet need in a particular indication and/or patient population; potential for combinations including our product candidates and the potential benefits thereof; the target profiles and potential benefits of our product candidates and their mechanisms of action, including as a monotherapy and/or in combination; our belief that we have strengthened our clinical development plans, including for azenosertib (ZN-c3); clinical and regulatory progress of our product candidates, including the estimated timing of IND-enabling studies, enrollment, initiation of clinical trials and data announcements; the market opportunities for and market potential of our product candidates; timing of providing preclinical rationale for our Cyclin E enrichment strategy for azenosertib; timing of advancement of our preclinical programs, including BCL-xL and protein degrader programs; our anticipated milestones, as well as statements that include the words “anticipate,” “design,” “expect,” “may,” “milestone,” “opportunity,” “plan,” “potential,” “strategy,” “to come,” “will” and similar statements of a future or forward- looking nature. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; interim, initial, “topline”, and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. Other risks and uncertainties include those identified under the caption “Risk Factors” in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings with the U.S. Securities and Exchange Commission in the future could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward- looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation. ZENTALISTM and its associated logos are trademarks of Zentalis and/or its affiliates. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. All website addresses given in this presentation are for information only and are not intended to be an active link or to incorporate any website information into this document. Zentalis’ product candidates are investigational drugs and have not yet been approved by the U.S. Food and Drug Administration or any other regulatory authority. Forward-Looking Statements and Disclaimer

3 Company Overview Lead Program: Wee1i azenosertib (ZN-c3), potentially first- and best-in-class • Potential accelerated approval paths for monotherapy in multiple biomarker enriched populations • Enriched patient populations including Uterine Serous Carcinoma (USC), Cyclin E driven and post-PARP progression • Investigating highly synergistic concurrent combinations, including BRAF/MEK inhibitors in BRAF mutant mCRC and PARP inhibitors in high grade serous ovarian cancer • Fast Track designation granted in USC BCL-xL heterobifunctional degrader for liquid and solid tumors (preclinical) BCL-2 inhibitor ZN-d5: broad applicability as anti-apoptotic target; potential as monotherapy and in combination, including with azenosertib Additional discovery programs against validated cancer targets Integrated Discovery Engine: 4 FDA-cleared INDs within 5 years

4 2022 Highlights ZN-d5 efforts focused on amyloidosis monotherapy and combination with azenosertib study Expanded relationship with Pfizer, building on equity investment and SAB appointment Broad progress across azenosertib (ZN-c3) program as we optimize dosing across exposure, efficacy and tolerability in both monotherapy and combination settings Cyclin E overexpression / amplification as our biomarker strategy for enriching patient populations for azenosertib Advanced preclinical pipeline Cash position (as of 9/30/2022) of $422 million Multiple dose optimization studies ongoing; USC trial enrolled 43 patients as of September 2022; consistently demonstrating favorable tolerability; osteosarcoma safety and efficacy update presented at 2022 CTOS Conference Operating runway into 2025 enabling achievement of multiple data readouts and catalysts Declared development candidate for BCL-xL protein degrader; IND enabling studies initiated Enrollment continues in dose optimization, first-in-class indication for amyloidosis and azenosertib combination in AML studies Strategic collaboration now includes azenosertib combination study in BRAF mutant colorectal cancer Potential to address large populations with significant unmet need with accelerated monotherapy path to registration

5 COMPOUND INDICATION DEVELOPMENT APPROACH PRECLINICAL EARLY CLINICAL DEVELOPMENT LATE CLINICAL DEVELOPMENT STATUS / EXPECTED MILESTONES Azenosertib (ZN-c3) Wee1 Inhibitor Uterine Serous Carcinoma Monotherapy FDA Fast Track Designation Solid Tumors Monotherapy Update on azenosertib dosing 1H 2023 Cyclin E Driven Ovarian Cancer Monotherapy Enrolling; preclinical update to come in 1H 2023 PARP Resistant Ovarian Cancer Monotherapy alternating with niraparib or concurrent with niraparib Enrolling; opened alternating cohort in 4Q 2022 Ovarian Cancer + Multiple Chemotherapy Backbones Enrolling; Phase 1 dose escalation results in 2H 2023 Osteosarcoma + gemcitabine Presented data CTOS Conf Nov 2022 BRAF Mutant Colorectal Cancer + encorafenib and cetuximab Plan enrollment initiation Q1 2023 Pancreatic Cancer + gemcitabine Dana Farber Cancer Institute, funded by SU2C/Lustgarten ZN-d5 BCL-2 Inhibitor AL Amyloidosis Monotherapy Continues to enroll NHL Monotherapy Continues to enroll AML + azenosertib Trial initiated 4Q 2022 BCL-xL Degrader Solid Tumors and Heme Malignancies Declared development candidate; IND enabling activities initiated Advancing Focused Pipeline with Multiple Clinical Opportunities

Wee1 Inhibitor Azenosertib (ZN-c3)

7 Wee1: A Critical Cell Cycle Regulation Target • Wee1 is a protein kinase that inhibits the activity of both CDK1 and CDK2 kinases and is involved in the regulation of G1/S, G2/M, and M phase cell cycle checkpoints • Wee1 plays an important role during normal cell cycle progression but also in response to DNA damage and interacts with DNA damage response (DDR) pathways Azenosertib (ZN-c3): Wee1 Inhibitor G1G2 P Wee1 CDK1 Cyclin B1 P G2/M Checkpoint P Wee1 CDK2 Cyclin A/E P G1/S Checkpoint S M P Wee1 CDK1 Cyclin B1 P Mitosis Exit

8 Wee1 Inhibition by Azenosertib Forces Cancer Cells to Proceed into Mitosis • Wee1 inhibition causes cancer cells to proceed into mitosis without being able to repair damaged DNA, resulting in premature mitotic entry and apoptosis 1 • Wee1 inhibition also increases replication stress by inducing aberrant firing of replication origins and depletion of nucleotide pools 1 G1G2 S M 1. Kok, et al. Overexpression of Cyclin E1 or Cdc25A leads to replication stress, mitotic aberrancies, and increased sensitivity to replication checkpoint inhibitors. Oncogenesis 9, 88 (2020) P Wee1 CDK1 Cyclin B1 G2/M Checkpoint Wee1 CDK1 Cyclin B1 Mitosis Exit P Wee1 CDK2 Cyclin A/E G1/S Checkpoint P Azenosertib (ZN-c3): Wee1 Inhibitor

9 Structure-Based Drug Design (SBDD) Led to the Discovery of a Highly Potent and Selective Wee1 Inhibitor Azenosertib with Improved ADME Properties N N N N O N H N OH ZN-c3 N N Asn376 Tyr378 Cys379 Phe310 Ile305 azenosertib potency and ADME Wee1 IC50 3.8 nM H23 IC50 103 nM A427 IC50 75 nM Log D 2.4 hPPB 66% hHep <18 mL/min/kg solubility > 2000 µM CYP3A4 7 µM hERG > 30 µM Huang, PQ; et al. J. Med. Chem. 2021, 64, 13004-13024 Hydrogen bonding with the Wee1 gatekeeper Asn376 Ethyl CH-π interactions with Phe310 of the G- loop Effective bidentate hydrogen-bond interactions with the hinge element Electron-deficient pyrimidine interacts with Phe433 via π−π stacking Sandwiched between Gly382 and Ile305 (CH- π). Additional π−π interactions with Tyr378 Hydrogen bonding to the Ile305 backbone carbonyl. Important for ADME properties Chiral OH engaged in polar interactions with Asn431 and Ser430 Allyl occupying a lipophilic pocket formed by Ala326, Ile327, Lys328, and Asn376 Azenosertib (ZN-c3): Wee1 Inhibitor

10 Indication Incidence Estimates (US+EU) Development Approach Ovarian Cancer 46,700 1 Strategic commitment to patients with multiple ongoing studies in monotherapy and combination settings High Grade Serous Ovarian Cancer (HGSOC) (75% of Ovarian Cancer) 35,000 2 Ongoing study combining azenosertib with common chemotherapy backbones in platinum resistant populations. Additional ongoing study examining PARP inhibition in PARP resistant populations with GSK Cyclin E Driven Ovarian Cancer (~25% of HGSOC) 8,800 3 Ongoing biomarker study with monotherapy regimen exploring Cyclin E protein overexpression and gene amplification Other Cyclin E Driven Solid Tumors 80,000+ 3 Potential follow-on opportunities including prostate, lung, breast, etc. Uterine Serous Carcinoma 10,100 4 Fast track designation monotherapy program Colorectal (BRAF mutant) 36,300 5 Anticipate initiation of enrollment of azenosertib + BEACON regimen in Q1 2023 as part of Pfizer development partnership Osteosarcoma 4,300 6 Azenosertib + gemcitabine combination. Initial data readout at 2022 CTOS Conference Pancreatic Cancer 108,000 7 Azenosertib + gemcitabine combination. Demonstrate POC via investigator sponsored trial at Dana Farber. AML 25,600 8 Combine azenosertib with ZN-d5, BCL-2 inhibitor Azenosertib: Significant Market Opportunity Across a Broad Range of Solid and Liquid Tumors 1. Cancer of the Ovary - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/ovary.html and ECIS - European Cancer Information System 2. Ovarian Cancer Research Alliance. Retrieved November 4, 2022. https://ocrahope.org/2021. 3. Chen at al Mol Cell Proteomics. 2019 Aug 9;18(8 suppl 1):S15-S25 4. Trastuzumab for Rare Form of Endometrial Cancer. (2020, August 13). National Cancer Institute. https://www.cancer.gov/news-events/cancer-currents-blog/2020/endometrial-cancer-usc-her2-trastuzumab 5. Cancer of the Colon and Rectum - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/colorect.html and ECIS - European Cancer Information System 6. Cancer of the Bones and Joints - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/bones.html and Annals of Oncology, VOLUME 32, ISSUE 12, P1520-1536, DECEMBER 01, 2021 7. Cancer of the Pancreas - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/pancreas.html and ECIS - European Cancer Information System 8. Acute Myeloid Leukemia - Cancer Stat Facts. (n.d.). SEER. Retrieved November 2, 2022, from https://seer.cancer.gov/statfacts/html/amyl.html and Acute Myeloid Leukaemia: Mapping the Policy Response to an Acute Cancer in France, Germany, Italy, Spain, and the UK. (2019). The Economist Intelligence Unit. Azenosertib (ZN-c3): Wee1 Inhibitor

Uterine Serous Carcinoma Azenosertib (ZN-c3)

12 • USC is molecularly distinct from endometrial cancer with frequent alterations in p53 (90%), CCNE1 (25%) and HER2 (25%) 4 • High amounts of oncogene-driven replicative stress • Wee-1 is a validated target in USC with reported ORR of 29.4% and a PFS6 rate of 47.1% with adavosertib 5 • USC is an aggressive form of endometrial cancer that accounts for 10-15% of all endometrial cancers 1 • The 5-year survival for late-stage is approx. 41% compared to 75% in women with the most common form of endometrial cancer 2 • USC is responsible for ~40% of endometrial cancer deaths 3 Unmet Need in Uterine Serous Carcinoma is Significant Azenosertib’s emerging efficacy and tolerability profile show promise in addressing unmet need in USC 0% 50% 100% New Cases Deaths USC Endometrial • Current standards of care for USC: - First line: Platinum based chemotherapy - Second line: Pembro + Lenvatinib - Third Line: No specific recommendations, single-agent chemotherapy (4-9%) and some limited use of bevacizumab 6 • There is a high need for a therapeutic option in later line patients after prior platinum containing chemotherapy and pembrolizumab + lenvatinib treatment • Azenosertib is potentially a first-in-class treatment option for USC 1. https://www.cancer.gov/news-events/cancer-currents-blog/2020/endometrial-cancer-usc-her2-trastuzumab 2. Boruta DM II, Cancer 101:2214-2221, 2004. 3. McGunigal M. Int J Gynecol Cancer 27:85-92, 2017. 4. Cancer Genome Atlas Research Network, Kandoth C. Nature 497:67-73, 2013. 5. Liu J. J Clin Oncol 39, 14:1531-1539, 2021. 6. CancerMPact, Future Trends and Insights Endometrial cancer June 2021; data on file. UNMET NEED UNIQUE BIOLOGY COMPETITIVE LANDSCAPE Azenosertib (ZN-c3): USC

13 ZN-c3-001: Summary of Clinical Activity – Meaningful and Durable Responses Seen in USC Best Overall Response N = 11†; n (%) Complete Response (unconfirmed)* 1 (9.1) Partial Response (confirmed) 2 (18.2) Stable Disease 7 (63.6) ≥ 12 weeks 4 (36.3) < 12 weeks 3 (27.3) Progressive Disease 1 (9.1) Overall Response Rate (95% CI = 6.0%, 61.0%) 3 (27.3) DCR (CR + PR + SD) (95% CI = 58.7%, 99.8%) 10 (90.9) Median Duration of Response 5.6 months mPFS 4.2 months Best Overall Response and Reduction of Target Lesions ** Prior pembrolizumab + lenvatinib use 4.3% 2.9% -2.9% -3.1% -3.3% -4.7% -6.7% -14.4% -43.3% -48.9% -100.0%-100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% PD PR SD PD SD SD SD SD SD SD PR PR uCR ** ** ** ** ** ** ** * Best overall response for this subject is PR. † N=11 subjects with measurable disease and at least 1 post-baseline tumor assessment. At time of data cutoff 2 SDs were ongoing on study DCR=disease control rate; uCR=unconfirmed complete response. Meric-Bernstam et al. Presentation at American Association for Cancer Research 2022 Meeting. Safety and clinical activity of single-agent azenosertib, an oral Wee1 inhibitor, in a Phase 1 trial in subjects with recurrent or advanced uterine serous carcinoma (USC). Data cutoff January 21, 2022. Azenosertib (ZN-c3): USC

14 85.7 64.3 42.9 42.9 28.6 28.6 21.4 14.3 14.3 14.3 14.3 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 7.1 14.3 020406080100 Nausea Vomiting Fatigue Diarrhea Decreased Appetite Dehydration Anaemia Thrombocytopenia Weight Decreased Dizziness Headache Neutropenia Leukopenia Dysgeusia Abdominal pain Rash Hypoalbuminaemia Oedema Peripheral Blood Alkaline Phosphatase Increased Constipation Chills Hepatic Enzyme Increased Tachycardia Onychomadesis Dyspepsia All Grades (All AEs) Grade ≥ 3 (All AEs) 60.5 32.6 46.5 37.2 14.0 7.0 9.3 7.0 7.0 4.7 2.3 7.0 4.7 4.7 4.7 2.3 2.3 2.3 7.0 9.3 7.0 9.3 7.0 4.7 2.3 2.3 2.3 2.3 20 40 60 80 100 All Grades (Related AEs) Grade ≥ 3 (Related AEs) Azenosertib Continues to Show Favorable Tolerability Profile in Monotherapy USC Setting 1. Presented at AACR 2022 by F. Meric-Bernstam September 14, 2022 Dataset Treatment Related Adverse Events n=43 January 21, 2022 Dataset Treatment Related Adverse Events 1 n=14 Patients with Adverse Events (%) Azenosertib (ZN-c3): USC

Dose Optimization Azenosertib (ZN-c3)

16 Azenosertib: Multiple PRs Across Tumor Types as Monotherapy AmVate 300 Ovar 300 Panc 350 Pros 350 Panc 450 CRC 350 SCLC 450 RCC 300 Ovar 300 Brea 350 CRC 350 CRC 300 USC 300 CRC 350 USC 300 CRC 300 NSCLC 300 Gast 350 Panc 400 450 CRC 300 Ovar 350 CRC 300 USC 300 USC 300 LeiS 350 CRC 350 LeiS 300 CRC 300 USC 300 USC 350 USC 350 NSCLC 450 CRC 350 Ovar 70% 60% 50% 40% 30% 20% 10% 0% -10% -20% -30% -40% -50% -60% -70% PD PR PD, 63 PD, 46 PD, 32 PD, 31 PD, 27 PD, 25 PD, 23 PD,17 PD, 13 PD, 10 PD, 8 SD, 5 SD4, 0 CPD, 4 PD, 3 SD+, 2 PD, 0 PD, -1 SD, -1 SD, -2 SD+, -5 SD+, -5 SD, -10 SD, -18 SD+, -22 PD, -24 uPR+, -33 cPR+, -43 cPR+, -49 cPR, -49 cPR, -51 cPR+, -69 Inv Dec, 0 SD, 0 Waterfall as of 05/15/2021; 3 subjects with no treatment scans (CRC, USC, Pancreas), and experienced clinical progressive disease (CPD) + denotes treatment ongoing. Newly reported uPR in USC is included. ORR based on radiographic responses. Both uPRs reported at AACR 2021 as of 03/15/2021 in USC were confirmed. ZN-c3-001 Dose Escalation and Expansion – 300mg QD and Above Dose Cohorts Best % Change in Target Lesion Size and Best Overall Response Azenosertib (ZN-c3): Wee1 Inhibitor

17 Optimizing the Therapeutic Index of Azenosertib • Only set dose of azenosertib has been in USC (004 trial) at 300mg QD continuous daily dosing • Monotherapy activity demonstrated • Well tolerated safety profile • From 300mg QD dosing, we will examine pushing the therapeutic index for monotherapy dosing across three trials as this represents the fastest path to regulatory approval considerations and meaningful clinical evidence • Our experience to date (>200 patients) is that exposure and maintenance of exposure drives efficacy (both response and duration of response) • Alternative dosing to date (>60 patients): • Less dose interruptions and modifications Dosing update planned 1H 2023 Minimal Effective Dose Maximum Well- Tolerated Dose Therapeutic Index A m ou n t of D ru g in B lo od Azenosertib (ZN-c3): Wee1 Inhibitor

18 • Preclinical and clinical evidence demonstrates that exposure drives activity, which is key to addressing as many patients and dosing regimens as possible • Large clinical data set (n>200 treated patients to date) with established activity as a continuous dose and ongoing studies examining combination regimens and dose optimization • Patients already treated form strong basis for ongoing work • Strategy is to demonstrate strong monotherapy efficacy in high unmet need tumors, optimizing for activity and maintaining or improving tolerability • Three monotherapy trials, including a two-arm trial with Cyclin E biomarker • Anticipate providing update on dosing in H1 2023 Accelerating Our Approach to Optimizing Dosing Establishing the optimal monotherapy dose will lead to broadest benefit across tumor types, shortest path to registration and strongest clinical profile ENCOURAGING DEMONSTRATION OF CLINICAL ACTIVITY PLAN TO ESTABLISH OPTIMAL DOSING Azenosertib (ZN-c3): Wee1 Inhibitor

19 Azenosertib: Intermittent Dosing Increases Efficacy and Maintains Tolerability in Ovarian Cancer Models -1 2 5 8 11 14 17 20 23 26 0 400 800 1200 1600 2000 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) Vehicle qd × 24 ZN-c3 60 mg/kg qd × 24 ZN-c3 80 mg/kg (qd × 5, 2 d off) ZN-c3 100 mg/kg (qd × 4, 3 d off) ZN-c3 90 mg/kg (qd × 4, 3 d off) Continuous dosing 5d on, 2d off 4d on, 3d off 4d on, 3d off OVCAR3 Model 2 5 8 11 14 17 20 23 26 -30 -20 -10 0 10 20 30 Days Post Treatment Initiation Bo dy W ei gh t C ha ng e (% ) Vehicle qd × 24 ZN-c3 60 mg/kg qd × 24 ZN-c3 80 mg/kg (qd × 5, 2 d off) ZN-c3 90 mg/kg (qd × 4, 3 d off) ZN-c3 100 mg/kg (qd × 4, 3 d off) Azenosertib (ZN-c3): Wee1 Inhibitor

20 3. Skin Biopsy Decreases in p-CDK1 Show Target Engagement for Wee1 Inhibition Confirmation of Wee1 Target Engagement in Surrogate Tissue 1 1. CDK1 phosphorylation (p-CDK1) is mediated by Wee1 2. Inhibition of Wee1 will lead to inhibition of p-CDK1 3. Skin biopsies were performed at baseline and on treatment to verify p-CDK1 levels and level of target engagement of Wee1 1. Chalasani, P; et al. 526P Pharmacodynamic evidence for WEE1 target engagement in surrogate and tumor tissues from a phase I study of the WEE1 inhibitor ZN-c3. Annals of Onc. 2021, 526P 1. CDK1 phosphorylation by Wee1 2. p-CDK1 inhibition 1 1 CDK1 Wee1 Y15 Azenosertib p-CDK1 = Brown Staining (subject with cPR) Baseline On Treatment Decreases in p-CDK1 at Baseline vs on Treatment 40xHair bulb -99% -100% Basal epidermis Azenosertib (ZN-c3): Wee1 Inhibitor

21 Azenosertib: PK/PD Correlation Shows Active Target Engagement • Inhibition of p-CDK1 demonstrated Wee1 target engagement • Increase in dose / drug exposure directly related to Wee1 target engagement • ≥300 mg QD showed highest AUC, with excellent target engagement and p-CDK1 levels decreased at least by 50% Wee1 Target Engagement AUC0-24 hr (ng*h/mL) p -C D K 1 ( % in h ib it io n ) M or e W ee 1 T ar ge t E ng ag em en t 0 5000 10000 15000 20000 -100 -50 0 50 100 Average drug exposure at 300 mg QD Higher Drug ExposureSubjects with PR Target engagement (50%) 1. Chalasani, P; et al. 526P Pharmacodynamic evidence for WEE1 target engagement in surrogate and tumor tissues from a phase I study of the WEE1 inhibitor ZN-c3. Annals of Onc. 2021, 526P Azenosertib (ZN-c3): Wee1 Inhibitor

Biomarker Approach: Cyclin E Driven Cancers Azenosertib (ZN-c3)

23 Cyclin E Cyclin E Overexpressing Cancer Cells are Highly Sensitive to Wee1 Inhibition • Cyclin E overexpression accelerates G1/S signaling, which cause high levels of replicative stress 1 • Wee1 inhibition further drives replicative stress, causing mitotic catastrophe and cell death G1G2 S M 1. Kok, et al. Overexpression of Cyclin E1 or Cdc25A leads to replication stress, mitotic aberrancies, and increased sensitivity to replication checkpoint inhibitors. Oncogenesis 9, 88 (2020) P Wee1 CDK1 Cyclin B1 G2/M Checkpoint Wee1 CDK1 Cyclin B1 Mitosis Exit P Wee1 CDK2 Cyclin E G1/S Checkpoint P Cyclin E Overexpression Cyclin E Cyclin E Cyclin E Cyclin E Cyclin E Cyclin E Azenosertib (ZN-c3): Cyclin E

24 Cyclin E Amplification is Associated with Poor Prognosis and Chemotherapy Response Across Tumor Types 1. Liu, J. et al., Cell, 2018, 173, 400-416; (figure generated using cBioPortal.org, see Cerami et al. Cancer Discovery. 2012 2; 401 and Gao et al. Sci. Signal. , 2013, 6, pl1). 2. Huang, X. et al., Frontiers in Oncology, 2020, 10, Article 583314, 1-16 3. Stronach, E., et al., Molecular Cancer Research, 2018, 1103-1111. TCGA Pan Cancer Atlas 1 Triple Negative Breast Cancer (TNBC) 2 Carboplatin-treated Ovarian Cancer 3 CCNE1 amplified (N=410) CCNE1 not amplified (N=10,305) Log-rank test p-value=1.06 10-13 CCNE1 amplified (N=4) CCNE1 not amplified (N=50) CCNE1 amplified (N=47) CCNE1 not amplified (N=201) Azenosertib (ZN-c3): Cyclin E

25 Cyclin E Overexpression is Associated with Increased Sensitivity to Azenosertib in Ovarian Cell Lines 1. Azenosertib sensitivity is assessed by CellTiter Glo after 96 hours of culture. Data represent an average of at least 2 independent studies. Protein expression was assessed by Western Blot and is representative of 2 independent experiments. 2. CCNE1 was overexpressed in SKOV3 by lentivirus transduction followed by puromycin selection. Empty vector control was generated simultaneously. Azenosertib Sensitivity and Cyclin E Protein Expression 1 Azenosertib Sensitivity in SKOV3 Overexpressing Cyclin E 2 • Ovarian cell lines overexpressing Cyclin E are more sensitive to azenosertib • Cyclin E overexpression sensitizes the low-sensitive cell line SKOV-3 to azenosertib Pr ot ei n ex pr es sio n (a rb itr ar y un its ) 0 1 2 3 4 5 6 7 OV90 KURAMOCHI TYK-nu OVCAR3 ZN-c3 sensitivity Protein expression az en os er tib se ns iti vi ty - IC 50 (µ M ) Azenosertib (ZN-c3): Cyclin E

26 Cyclin E Amplification is Associated with Poor Prognosis and Chemotherapy Response Across Tumor Types Carboplatin-treated Ovarian Cancer 3 SKOV3 CCNE1 not amplified, TP53 mut HCC1806 CDX CCNE1 amp (CN=7), TP53 mut OVCAR3 CDX CCNE1 amp (CN=14) TGI(80 mpk, Day 28) = 88%TGI(80 mpk, Day 28) = 63.5%TGI(80 mpk, Day 28) = 51.5% 2 5 8 11 14 17 20 23 -30 -20 -10 0 10 20 30 Days Post Treatment Initiation B od y W ei gh t C ha ng e (% ) Vehicle qd × 21 ZN-c3 80 mg/kg qd × 21 Days Post Treatment Initiation -1 2 5 8 11 14 17 20 23 0 400 800 1200 1600 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) Vehicle qd × 21 ZN-c3 80 mg/kg qd × 21 Days Post T ent Initiation Days Post Grouping (Day) Days Post Treatment Initiation Days Post Grouping (Day) Days Post Grouping (Day) Azenosertib (ZN-c3): Cyclin E

27 Moving Forward with CCNE1 in HGSOC: Revised ZN-c3-005 Study Design CCNE1 Amp azenosertib monotherapy at doses and schedules deemed well tolerated in ZN-c3-001 azenosertib monotherapy Cohort A CCNE1 Amp PH 1b / SAFETY LEAD-IN PH 2 EXPANSION Cohort B CCNE1 Non-amp Cyclin E Overexpressed Platinum-resistant HGSOC 1-3 prior lines (prior bevacizumab required) Azenosertib (ZN-c3): Cyclin E

28 • In 2022, the total number of drug- treatable second line platinum-resistant ovarian cancer patients is estimated to be >14,000 in the United States, EU5 and Japan 2 • Platinum-resistant and -refractory ovarian cancer represents a high unmet need • It is associated with a poor prognosis and limited treatment options - ORR of 11.8% with standard of care 1 for platinum-resistant patients • Improvement in efficacy with acceptable safety profile would make a meaningful difference for patients Platinum-Resistant/Refractory Ovarian Cancer Remains an Unmet Need • Current standard of care for second line platinum-resistant ovarian patients is single-agent chemotherapy ± bevacizumab 3 • Ongoing pivotal trials focus on novel MOAs, including ADCs, and combinations with either PARPi or chemotherapy 3 • Azenosertib is potentially a first-in-class treatment option that works synergistically with other anticancer therapies UNMET NEED PATIENT POPULATION COMPETITIVE LANDSCAPE 1. Pujade-Lauraine et al. J Clin Oncol 2014; 32:1302-1308; AURELIA study 2. Decision Resources Group; data on file. 3. CancerMPact Treatment Architecture Ovarian cancer July 2021; data on file. 0 4,000 8,000 Drug-Treatable Patients by Region: 2022 U.S. EU5 Japan Azenosertib’s efficacy and tolerability profile are well-positioned for the platinum-resistant/refractory ovarian population Azenosertib (ZN-c3): Ovarian

29 ZN-c3-002: Summary of Clinical Activity Summary of Clinical Activity (All Cohorts) Group N Evaluable* (n) PR/uPR (n) SD (n) PD (n) DCR (%) ORR (%) Azenosertib + Paclitaxel 9 8 5 3 – 100 62.5 Azenosertib + Carboplatin 17 11 5 4 2 81.8 45.5 Azenosertib + PLD 30 24 3 17 4 83.3 12.5 Total 56 43 13 24 6 86.0 30.2 Pasic, et al. Poster Presented at American Association for Cancer Research Annual Meeting (2022): Abstract CT148: A phase 1b dose-escalation study of ZN-c3, a WEE1 inhibitor, in combination with chemotherapy (CT) in subjects with platinum-resistant or refractory ovarian, peritoneal, or fallopian tube cancer. Measurable disease per Response Evaluation Criteria in Solid Tumors (RECIST), version 1.1 * Patients with measurable disease and at least one post-baseline scan Of evaluable subjects, ORR is percentage with PR/uPR; DCR = disease control rate, percentage of ORR + SD; uPR = unconfirmed partial response Data cutoff January 28, 2022 Azenosertib (ZN-c3): Ovarian

30 55.4 48.2 41.1 37.5 35.7 35.7 28.6 21.4 19.6 17.9 16.1 14.3 14.3 14.3 12.5 8.9 8.9 8.9 8.9 7.1 7.1 7.1 7.1 5.4 5.4 5.4 5.4 5.4 5.4 5.4 5.4 7.1 35.7 17.9 8.9 8.9 5.4 3.6 1.8 7.1 5.4 5.4 10.7 5.4 3.6 1.8 3.6 1.8 5.4 1.8 020406080100 Nausea Neutropenia Thrombocytopenia Anaemia Vomiting Fatigue Diarrhoea Hypoalbuminaemia Leukopenia Abdominal pain Hypokalaemia Alanine Aminotransferase Increased Lymphopenia Hypomagnesaemia Pain (any) Gamma-glutamyltransferase Increased Aspartate Aminotransferase Increased Pyrexia Headache Ascites Weight Decreased Blood Alkaline Phosphatase Increased Dyspnoea Small Intestinal Obstruction Decreased Appetite Muscle Spasms Face Oedema Dyspepsia Hyponatraemia Cough COVID-19 All Grades (All AEs) Grade ≥ 3 (All AEs) 48.2 41.1 37.5 26.8 30.4 23.2 16.1 5.4 16.1 3.6 1.8 14.3 3.6 3.6 3.6 7.1 5.4 3.6 1.8 1.8 1.8 3.6 3.6 3.6 3.6 1.8 1.8 5.4 32.1 17.9 7.1 7.1 3.6 1.8 7.1 1.8 10.7 1.8 1.8 1.8 1.8 20 40 60 80 100 All Grades (Related AEs) Grade ≥ 3 (Related AEs) ZN-c3-002: TEAEs ≥5% for All Patients (N=56) Adverse Events January 28, 2022 data cutoff. Pasic, et al. Poster Presented at American Association for Cancer Research Annual Meeting (2022): Abstract CT148: A phase 1b dose-escalation study of ZN-c3, a WEE1 inhibitor, in combination with chemotherapy (CT) in subjects with platinum-resistant or refractory ovarian, peritoneal, or fallopian tube cancer Related AEsTEAEs Azenosertib (ZN-c3): Ovarian

PARP-Refractory Ovarian Cancer Azenosertib (ZN-c3)

32 • Combination of PARP and Wee1 inhibitors in TNBC results in synergistic cell killing in preclinical models with either BRCA1 mutations or high levels of cyclin E 1 • The combination of azenosertib and niraparib shows efficacy in both ovarian and TNBC in vivo models • Sequential administration of PARP and azenosertib is efficacious but is better tolerated than concurrent based on body weight loss • Wee1 inhibition may broaden the application range of PARP inhibitors in ovarian cancer and TNBC, consistent with results from the EFFORT 2 and STAR trials 3 Azenosertib + PARP Inhibitor Combinations are Active in both Ovarian CDX and TNBC PDX Models OVCAR3 Model TGI Body Weight TNBC Model TGI Body Weight 1. Chen X Cancers (Basel). 2021 Apr 1;13(7):1656 2. Westin, S.; J Clinical Oncology, 39, N15 (Supplement). 2021, 5505. 3. Yap T. Eur J Cancer. Vol 174 (Supplement 1), S7: 2022. Days Post Treatment Initiation Days Post Treatment Initiation Days Post Treatment Days Post Treatment Azenosertib (ZN-c3): PARP Combinations

33 Key Eligibility: • Recurrent high-grade epithelial ovarian, primary peritoneal, or fallopian tube cancer (serous, clear cell or endometrioid). • Prior therapy: 1 – 5 prior lines for advanced/metastatic disease • Disease progression while taking a PARPi as maintenance treatment (minimum of 3 months of treatment required). Primary Endpoint • Determine MTD/RP2D and optimal administration schedule 3+3 dose escalation design ZN-c3-006: Phase 1/2 Study of Azenosertib In Combination with Niraparib in Patients with PARP-Resistant Ovarian Cancer KEY ELIGIBILITY PHASE 1: SAFETY LEAD-IN azenosertib + niraparib administered concurrently azenosertib + niraparib administered in an alternating schedule Azenosertib (ZN-c3): PARP Combinations

BRAF Metastatic Colorectal Cancer Azenosertib (ZN-c3)

35 Preclinical Data Supports the Combination of Azenosertib with Encorafenib and Cetuximab: BEACON REGIMEN • Oncogene-induced replication stress in mutationally driven cancers such as BRAF mutant colorectal cancer leads to DNA damage and genomic instability • Oncogene activation disrupts replication regulation leading to slow and stalled replication forks and other defects and leads to DNA damage • Dependency of cancers with replication stress on Wee1 signaling provides a mechanistic basis for synergy with EGFR/BRAF inhibition • Addition of azenosertib to the BEACON regimen is well tolerated and provides superior efficacy in an in vivo model of BRAF mutant CRC LS411N -1 2 5 8 11 14 17 20 0 250 500 750 1000 1250 1500 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) SOC Vehicle A qd × 21 Encorafenib 20 mg/kg qd × 21 Cetuximab 15 mg/kg BIW × 3 ZN-c3 60 mg/kg qd × 21 Cetuximab 15 mg/kg BIW × 3 + Encorafenib 20 mg/kg qd × 21 ZN-c3 60 mg/kg qd × 21 + Encorafenib 20 mg/kg qd × 21 + Cetuximab 15 mg/kg BIW × 3 Days Post Treatment Initiation 2 5 8 11 14 17 20 -30 -20 -10 0 10 20 30 B od y W ei gh t C ha ng e (% ) Days Post Treatment InitiationDays Post Treatment Initiation LS411N (BRAF mutant CRC) Azenosertib (ZN-c3): BRAF mCRC

36 PHASE 2: DOSE EXPANSION N: Up to 80 patients • Phase 1 Endpoints: Safety, tolerability, MTD, RP2D • Phase 2 Endpoint(s): ORR; DOR, DCR, PFS, TTP Encorafenib + Cetuximab + Escalating Dose Levels of azenosertib PHASE 1: DOSE FINDING BRAF mCRC Study in Collaboration with Pfizer • Patients with mCRC and documented BRAFV600E mutation • Disease progression after 1 or 2 previous regimens for metastatic disease • Prior therapy may include BRAF and/or EGFR directed therapy (e.g. may have progressed after BEACON regimen) Phase 1/2, Open-Label, Multi-center Study Of Azenosertib In Adults With Metastatic Colorectal Cancer Large Patient Population… • Up to 21% of mCRC patients have BRAF mutations (~15,000 patients per year, U.S.) with over 90% V600E1 • Testing for BRAF mutations is routine, providing opportunity to identify patients With Significant Unmet Need • Median OS in BRAF mutant CRC patients <1 year, vs. BRAF WT >2 years2 • While targeted BRAF inhibition (e.g., vemurafenib) has been successful in melanoma with response rates >80%, this strategy has failed in CRC (OR ~5%) due to innate resistance3 • Encorafenib in combination with cetuximab (BEACON) was approved for BRAF V600E mCRC in April 2020 and is now the standard of care 1 Sorbye H, Dragomir A, Sundström M, et al. High BRAF Mutation Frequency and Marked Survival Differences in Subgroups According to KRAS/BRAF Mutation Status and Tumor Tissue Availability in a Prospective Population-Based Metastatic Colorectal Cancer Cohort. PLoS One. 2015;10(6):e0131046. 2 Corcoran et al. Combined BRAF and MEK Inhibition With Dabrafenib and Trametinib in BRAF V600–Mutant Colorectal Cancer. J Clin Oncol (2015) Dec 1; 33(34): 4023-4031 3 Kopetz et al. Encorafenib, Binimetinib, and Cetuximab in BRAF V600E–Mutated Colorectal Cancer. NEJM (2019) 381: 1632-1643 Zentalis maintains full economic ownership and control of azenosertib, apart from Greater China rights (Zentara). Azenosertib (ZN-c3): BRAF mCRC

BCL-2 Inhibitor ZN-d5

38 BCL-2: A Clinically Validated Oncology Target • BCL-2 is an anti-apoptotic protein involved in tumor survival and chemo resistance 1 • The intrinsic apoptotic pathway is controlled by the BCL-2 protein family on the mitochondrial outer membrane 2, 3 • BCL-2 inhibitors may restore the normal apoptosis process, making it an important target for cancer treatments Mechanism of Action of BCL-2 Inhibitors 1 BAXBIM BCL2 BCL2 BCL-2i BAX BCL-XL MCL1 BIM BCL2 BCL2 BIM BAX BAX BAX Cytochrome c Apoptosis 1. Konopleva M et al. Cancer Discov. 2016 Oct;6(10):1106-1117 2. Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012 3. Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704 ZN-d5: BCL-2 Inhibitor

39 ZN-d5: A Potent BCL-2 Inhibitor Designed with Improved Selectivity for BCL-2 ZN-d5 has >14x Improved Selectivity for BCL-2 vs BCL-xL and Binds With Higher Affinity to BCL-2 Mutants than Venetoclax Compound ID Affinity (Kd, nM) IC50 (nM) BCL-2 Type BCL-2 BCL-xL MCL-1 WT G101V F104L D103Y Venetoclax 0.41 28 >30000 1.3 7.3 8.4 18.3 ZN-d5 0.29 190 >30000 1.4 3.7 1.4 5.0 Compound ID CTG (24 h) IC50 (mM) Venetoclax 0.6 ZN-d5 2.4ZN-d5 Exhibits Potent In Vitro Activity Across Multiple Tumor Cell Lines Compound ID CTG IC50 (nM) ALL MCL DLBCL AML RS4;11 Mino-1 Granta- 519 DOHH-2 Toledo HL-60 Molm-13 MV4-11 Venetoclax 2.9 1.1 161 43 191 26 18 3.8 ZN-d5 5.1 0.1 89 50 92 21 39 5.1 0.0010.010.1110 0 20 40 60 80 Compound [µM] In hi bi tio n (% ) Venetoclax ZN-d5 ZN-d5: Less Human Platelet Toxicity Compared to Venetoclax in an In Vitro Assay • ZN-d5 shows activity in preclinical models of ALL, NHL and AMLZN-d5 shows activity in preclinical models of ALL, NHL and AML Venetoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound ZN-d5: BCL-2 Inhibitor

40 ZN-d5: May Bind with Higher Affinity to BCL-2 Mutants than Venetoclax Compound ID IC50 (nM) BCL-2 Type WT G101V F104L D103Y Venetoclax 1.3 7.3 8.4 18.3 ZN-d5 1.4 3.7 1.4 5.0 Mutations in BCL-2 May be Driving Sub-Clonal Pockets of Resistance to Venetoclax in CLL 55% (16/29) patients acquired mutations in BCL-2 family members • 41% (14/29) with mutations in BCL-2 • 21% (6/29) with mutations in PMAIP1 (NOXA), BAX or BAD Majority (9/14) were detected with BCL-2 mutations after 24 months on venetoclax • 55% (16/29) of patients with CLL progression CLL Progression on Venetoclax Acquired post-therapy No mutation detected Note: Competition assay for displacing BAK peptide bound to BCL-2 Source: Chyla, B. ASH Presentation (2019) Venetoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound ZN-d5: BCL-2 Inhibitor

41 ZN-d5 Clinical Development Plan • Improved in vitro potency and has 10x improved selectivity for BCL-2 vs BCL-xL compared to venetoclax • Observed to bind with higher affinity to BCL-2 mutants than venetoclax in in vitro assay - Mutations in BCL-2 may be driving sub-clonal pockets of resistance to venetoclax • Preclinical combination data of ZN-d5 + azenosertib (ZN-c3) utilizing novel biology showed synergistic and additive activity across multiple indications in both solid and liquid tumors, often at subtherapeutic doses Ongoing and Planned Clinical Programs Indication Treatment Trial Updates Non-Hodgkin’s Lymphoma ZN-d5 Continues to enroll AL Amyloidosis ZN-d5 Continues to enroll AML ZN-d5 & azenosertib Trial initiated in 4Q 2022 ZN-d5: BCL-2 Inhibitor

42 ZN-d5: Favorable Early Comparison to Venetoclax in NHL ZN-d5: NHL Upper respiratory tract infections • ZN-d5 100-1200mg, empty stomach • Venetoclax 200-1200mg with food • Early toxicity profile in NHL favorable vs. published venetoclax data 1 - Fewer AEs of any Grade, Grade ≥3 - No TLS observed - Venetoclax AEs not dose-dependent 1. Davids et al, J Clin Oncol 2017;35:826-833; emergent AEs reported in ≥15% of subjects. ZN-d5 results as of 03 Nov 2021 data cutoff.

43 ZN-d5 in AL (Primary) Amyloidosis 1. Zhang et al. Clin Lymphoma Myeloma Leuk. 2019;19(suppl 10):e339 2. Kyle et al, Mayo Clin Proc. 2019;94:465-471 3. Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients. AL Amyloidosis study is currently enrolling patients • AL Amyloidosis: Deposition of immunoglobulin light chains - Clonal plasma cell population secretes misfolding light chain - Progressive systemic amyloid accumulation causes widespread organ damage - High morbidity and mortality • Orphan disease - Estimated worldwide prevalence is 75,000 1 - About 4k new cases/year in the US 2 • Not a cancer, but treated like one - Agents active in multiple myeloma used in first-line and relapsed/refractory settings - Daratumumab only approved therapy, for first-line use with CyBorD • Relapsed/refractory setting is a high unmet medical need 63% VGPR/CR 3 ZN-d5: AL Amyloidosis

44 BCL-2 Inhibition has Shown Robust Clinical Activity in AL Amyloidosis • Patients with the t(11;14) translocation have a worse prognosis than the general AL amyloidosis population 1 • BCL-2 inhibition showed an improved response rate in the t(11;14) cohort with a trend towards better survival Best Response in Evaluable Patients 1. Premkumar et al, Blood Cancer J 2021;11:10; hematologic response rate in 38 evaluable patients. OS for All Patients ZN-d5: AL Amyloidosis

Potential Combination of Azenosertib (ZN-c3) and ZN-d5

46 The Combination of BCL-2 and Wee1 Inhibitors Results in Synergy in Several Tumor Models Including AML • ZN-d5 and azenosertib combination represents a novel therapeutic approach • Significant enhancement of activity than single agent in several indications, including AML • Combination regimen was well-tolerated in mice • Zentalis is the only company known to have both inhibitors in clinical development HL-60 AML Model ZN-d5 + Azenosertib (ZN-c3) 0 3 6 9 12 15 18 0 300 600 900 1200 1500 1800 2100 2400 2700 Vehicle ZN-d5 50 mg/kg, qd ZN-c3 60 mg/kg, qd Days Post Treatment Tu m or V ol um e (m m 3 ) ZN-d5 50 mg/kg + ZN-c3 60 mg/kg, qd. Regression: 94% Presented at AACR 2022 by Izadi, H.; et. al. Cancer Res (2022) 82 (12_supplement): 2591.

47 Antitumor Activity in Solid Tumor Models with the ZN-d5 + Azenosertib Combination Represents Market Expansion Opportunities 1. Izadi, H. et. al. Cancer Res (2022) 82 (12_Supplement): 2605. 0 3 6 9 12 15 18 21 0 200 400 600 800 1000 1200 1400 Vehicle ZN-d5 50 mg/kg ZN-c3 80 mg/kg ZN-d5 50 mg/kg + ZN-c3 80 mg/kg Days Post Treatment Tu m or V ol um e (m m 3 ) SCLC Model (DMS53)1 Days t t ent TNBC Model (MDA-MB-436) Days Post Treatment NSCLC Model (H146) Days Post Treatment Neuroendocrine Prostate Model (H660) Days Post Treatment ZN-d5 + Azenosertib (ZN-c3)

BCL-xL Protein Degrader

49 Declared development candidate and initiated IND enabling activities BCL-xL Degrader Background and Rationale Background, Clinical Relevance, and Approach Therapeutic Hypothesis • BCL-xL is a member of the anti-apoptotic BCL-2 proteins and is clinically validated. 1, 2 • Expression of BCL-xL contributes to therapeutic resistance mechanisms. 3, 4, 5 • Degrading BCL-xL will induce cell death and overcome resistance mechanisms in multiple cancer types, while reducing the possibility of on- target thrombocytopenia. Patient Selection • Heme malignancies. • Solid tumors. Internal Combination Opportunities • Azenosertib (ZN-c3; Wee1 inhibitor) and ZN-d5 (BCL-2 inhibitor) Therapeutic Window • BCL-xL is required for platelet viability and BCL-xL inhibitors (e.g. navitoclax) are dose limited in the clinic due to on-target thrombocytopenia. 6 • A degradation approach with a E3 ligase low expressed in platelets could help mitigate thrombocytopenia. 7, 8 • Efficacy may be achieved at lower doses and frequencies due to the catalytic MOA of degraders, further reducing the chance of thrombocytopenia and increasing TI. Chemical Modality • Heterobifunctional degrader linking BH3-binding moiety. Competitive Landscape • Multiple inhibitors and one degrader in the clinic (Ph1/2). 1. Bhola PD and Letai A. Mol Cell. 2016;61(5):695-704 2. Konopleva M and Letai A. Blood. 2018 Sep 6;132(10):1007-1012 3. Rahman SFA et al., Future Oncology, 2020, 16(28) 4. Yue et al., Cnacer Cell Int., 2020, 20(254) 5. cbioportal.org 6. Wilson WY et al., Lancet Oncol., 2010; 11(12):1149-1159 7. Khan et al. Nature Med 12, 1938-1947 (2019) 8. He et al. Nature Comm 11, (2020) Figure from: Delbridge, A. R. D., et. al. Nat Rev Cancer 16, 99-109 (2016) BCL-xL Degrader

50 BCL-xL IV Degrader is More Efficacious than BCL-xL Inhibitor (Navitoclax) in MOLT4 (T-ALL) Models Navitoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound • BCL-xL degrader demonstrates excellent efficacy in the MOLT4 tumor model (T-ALL) and is well-tolerated at efficacious doses • BCL-xL degrader is more efficacious than Navitoclax -1 2 5 8 11 14 17 20 0 200 400 600 800 1000 1200 1400 Days Post Treatment Initiation Tu m or V ol um e (m m 3 ) Navitoclax 100 mg/kg PO QD Navitoclax 100 mg/kg PO QW Navitoclax 20 mg/kg IV QW ZN Degrader 4, 20 mg/kg IV QW ZN Degrader 4, 40 mg/kg IV QW Vehicle i ti Days Post Treatment Initiation BCL-xL Degrader

51 Azenosertib Combined with a Low Dose of Navitoclax (BCL-xL Inhibitor) Results in Synergistic Anti-tumor Activity in the ALL model MOLT-41 1. Izadi, H.; et. al. Cancer Res (2022) 82 (12_Supplement): 2605. TGI: Tumor Growth Inhibition ALL: Acute Lymphoblastic Leukemia MOLT-4 model is BCL-xL dependent, but is not on BCL-2 Navitoclax data based on evaluation of comparable proxy chemical compound purchased from commercial sources rather than obtained from the pharmaceutical company developing the compound • The MOA of the combination of the BCL-xL therapeutic and azenosertib represents a novel approach which results in synergistic anti-tumor activity. • Development of the BCL-xL degrader offers an opportunity to combine with other anti-cancer agents, such as azenosertib. Azenosertib (ZN-c3) + BCL-xL Days Post Treatment Days Post Treatment

Conclusions

53 4 ZENTALIS DRUGS Utilizing the Highly Efficient Integrated Discovery Engine to Generate Potentially Best-In-Class Drugs PATIENTS1 ZENTALIS DISCOVERY ENGINE2 3 Genomic FeaturesPathways Functional Screens Preclinical Models Chemistry Machine Learning • CRISPR screens • BH3 profiling • Genomics • 2D • 3D • Organoids • CDX • PDX • Enzymatic and allosteric inhibitors • Heterobifunctional Degraders and Molecular Glues • Crystallography and SBDD IDENTIFY1 ANALYZE2 CREATE3 GENERATE4

54 Company focused on generating clinical evidence that creates value and delivers new therapies to cancer patients Organizational Accomplishments and Progress Since May 2022 PRIORITY ACCOMPLISHMENTS / PROGRESS Strengthen organizational talent and complete executive team build-out New Board Member and 6 Executive Hires or Promotions including CMO, CSO, CTO, SVP Portfolio Management, General Counsel and President Prioritize and strengthen clinical development plans for azenosertib (ZN-c3) Expanded / continued near-term registrational opportunities in populations most likely to benefit: 6 ongoing sponsored and 2 newly announced studies (one with Pfizer and one with Dana Farber) Evolve ZN-d5 program Establishing clear clinical strategy around pro-apoptotic asset Advance BCL-xL degrader program Declared development candidate and initiated IND enabling studies Deprioritize non-strategic assets Discontinued all activity around SERD (ZN-c5) and EGFR (ZN-e4) by end of 2022 Strengthen balance sheet to fund development activities through key catalysts Successfully completed capital raise in May 2022; cash runway into 2025 1 2 3 4 5 6

55 2023 Key Milestones 1H 2023 Azenosertib (ZN-c3) Wee1 Inhibitor ZN-d5 BCL-2 Inhibitor Integrated Discovery Engine Initiate enrollment in the BRAF mutant colorectal cancer BEACON regimen combination clinical trial in collaboration with Pfizer Provide preclinical rationale for Cyclin E enrichment strategy at a scientific conference Declare monotherapy RP2D and provide update on dose optimization activities, program timelines and potential paths to registration Results from Phase 1b ovarian chemotherapy combination trial, including clinical translational data on Cyclin E amplification / overexpression 1H 2023 1Q 2023 2H 2023 2H 2023 Provide interim clinical data and declare RP2D for Phase 1/2 monotherapy trial in amyloidosis Provide preliminary data from clinical trial of azenosertib + ZN-d5 in relapsed / refractory acute myeloid leukemia 2023 Advance ongoing research on protein degrader programs of undisclosed targets 2H 2023 Continue to advance the BCL-xL protein degrader program through IND enabling studies 2023

56 Kimberly Blackwell, M.D. Chief Executive Officer kblackwell@zentalis.com (212) 433-3787 Melissa Epperly Chief Financial Officer mepperly@zentalis.com (215) 290-7271 Corporate Office 1359 Broadway Suite 1710 New York, NY 10018 Science Center 10275 Science Center Drive Suite 200 San Diego, CA 92121